BancAnalysts Association of Boston Conference Presentation November 4, 2016 Exhibit 99.1

Disclaimer
This presentation contains forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of
1995 giving M&T Bank Corporation’s (“M&T”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”
“target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,”
“should,” “could” or “may”, or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.
Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.  Actual results may differ materially from current projections. Forward-looking statements involve known and unknown risks and uncertainties.  A number of factors, many of which are beyond M&T’s control, could cause our actual results, events or developments, or industry results to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements and so our business and financial condition and results of operations could be materially and adversely affected.  In addition to factors previously disclosed in M&T’s reports filed with
the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives;
competitive pressures; the inability to realize cost savings, revenues or other benefits,  or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; general economic conditions and weakening in the economy; deteriorating credit quality; political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; changes in accounting policies or procedures; significant litigation; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve
Board and other legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

3 Introduction

Who is M&T Bank Corporation?
Top 20 US-based commercial bank holding company
Have grown substantially from $2 billion in assets in 1983 to $127 billion at September
30, 2016
17,090 employees across 803 domestic branches in eight states and Washington DC
3.7 million customers representing 5.9 million accounts
$78 billion of assets under management
(1)
Lowest
percentage
credit
losses
among
the
large
money-center
/
superregional
banks
through the financial crisis
1 of only 2 commercial banks (out of 20) in S&P 500 not to reduce its dividend
M&T
has
not
posted
a
quarterly
loss
going
back
to
1976
–
161
quarters
All
data
as
of
third
quarter
2016.
1 –
Includes affiliated manager.

Key Ratios
Notes:
1 –
The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the appendix.  The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains).
2 –
Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
3 –
Years prior to 2011 not restated for change of accounting policy for LIHTC
4 –
Annual
PPNR
to
RWA
calculated
using
a
trailing
12
month
average
5 –
Preliminary
(5)
(5)
(5)
(5)
2010
2011
2012
2013
2014
2015
2Q'16
3Q'16
Superior Pre-Credit Earnings
Net Interest Margin
3.84%
3.73%
3.73%
3.65%
3.31%
3.14%
3.13%
3.05%
Efficiency Ratio –
Tangible
(1)(3)
53.71%
59.49%
55.28%
55.98%
59.29%
57.98%
55.06%
55.92%
PPNR
(1)(3)
1,461
1,531
1,796
1,951
1,766
1,845
562
597
PPNR to RWA
(1)(3)(4)
2.28%
2.26%
2.43%
2.61%
2.35%
2.14%
2.35%
2.43%
Strong Credit Metrics
Allowance to Loans (As At)
1.74%
1.51%
1.39%
1.43%
1.38%
1.09%
1.10%
1.09%
Net Charge-Offs to Loans
0.67%
0.47%
0.30%
0.28%
0.19%
0.19%
0.11%
0.19%
Focused on Returns
Net Operating Return on:
Tangible Assets
(1) (2)
1.17%
1.26%
1.40%
1.47%
1.23%
1.18%
1.18%
1.18%
Tangible Common Equity
(1) (2)
18.95%
17.96%
19.42%
17.79%
13.76%
13.00%
12.68%
12.77%
Consistent Capital Generation
Tangible Common Equity to Tangible Assets
6.19%
6.40%
7.20%
8.39%
8.11%
8.69%
8.87%
8.55%
Tier 1 Common Capital Ratio
6.51%
6.86%
7.57%
9.22%
9.83%
NA
NA
NA
Common Equity Tier 1 Ratio
NA
NA
NA
NA
NA
11.08%
11.01%
10.78%
Tier 1 Capital Ratio
9.47%
9.67%
10.22%
12.00%
12.47%
12.68%
12.29%
12.04%
Balance Sheet (As At)
Loans to Deposits
104.39%
101.18%
101.46%
95.46%
90.60%
95.14%
93.53%
91.35%
Securities to Assets
10.51%
9.85%
7.32%
10.33%
13.44%
12.75%
12.08%
11.62%

Focus on Returns Drives M&T’s Operating Model
M&T primarily measures performance using ROTCE throughout the cycle
ROTCE focus provides consistent decision-making framework for evaluating:
Lending decisions
Allocation of capital to business units
Acquisitions
Return capital in excess of requirements to shareholders
Low volatility in credit, PPNR, and ROTCE
Outperformance in profitability metrics, particularly in stressed environments
Low cost of capital
Results
Model

NCO / Avg Loans (20Y Median)

PPNR / RWA (20Y Median)[3]

M&T Bank Corporation

NCOs / Average Loans
Low
Volatility
Model
–
20
Year
History
Versus
Peer
Banks
Pre-tax Pre-provision Net Revenue (PPNR)
MTB
Peers
Difference
Median
0.27%
0.44%
(0.17%)
Maximum
5
1.18%
2.84%
(1.66%)
NCO / Average Loans Ratio (2Q96 to 2Q16):
MTB
Peers
Difference
Median
2.77%
2.57%
+0.20%
Minimum
5
2.09%
1.75%
+0.34%
PPNR / RWA Ratio (2Q96 to 2Q16):
Notes:
1 –
Blue dots on above charts represent peer banks. The peer bank list is in the appendix.
2 –
Loss volatility is calculated as standard deviation of net charge offs to average loans.
3 –
PPNR excludes  securities gains/losses, extraordinary items, and amortization of intangibles and goodwill impairment.
4 –
PPNR
volatility
is
calculated
as
the
standard
deviation
of
QoQ
change
in
PPNR
as
a
percent
of
average
risk-weighted
assets
with
PPNR
calculated
using
the
trailing
4-quarters
and
average risk-weighted assets estimated by taking a 5 quarter rolling average of period end balances.
5 –
Peer maximum and minimums represent the maximum/minimum of the quarterly peer medians.
Source: SNL Financial.
Low credit losses and stable PPNR throughout the cycle, including in stress
MTB
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
Volatility (20Y Standard Deviation)
2
MTB
0%
1%
2%
3%
4%
5%
0%
5%
10%
15%
Volatility (20Y Standard Deviation)
4
1

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-100%
Peer 1
Peer 2
MTB
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

M&T Bank Corporation

17.8%
10.9%
12.4%
9.5%
11.2%
-91.2%
-22.9%
-12.2%
-22.8%
-15.2%
-2.6%
-44.8%
Max
Min
Median
Consistently Profitable Throughout the Cycle
Notes: ROTCE range is from 2007-2015 annuals and Q3 2016 YTD. Volatility is calculated as standard deviation of ROTCE.  Net operating income and average tangible common equity calculations are found in the appendix.
Source: SNL Financial.
Return
on
Tangible
Common
Equity:
2007
–
Q3
2016
YTD
ROTCE
Volatility
7.8%
4.0%
3.5%
5.5%
3.1%
32.4%
13.2%
8.6%
12.8%
12.4%
4.4%
17.4%

6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16
2.78%
2.35%
1.84%
1.11%

6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16
3.41%
3.13%
3.01%
2.70%

85%
80%
75%
70%
65%
60%
55%
50%
45%
40%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16
65.86%
62.69%
55.06%
55.06%

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16
0.47%
0.35%
0.11%
0.11%

M&T Bank Corporation

Focus on Returns Supports Outperformance
Notes: Years prior to 2011 not restated for LIHTC. Refer to appendix for peer group list and GAAP reconciliation.
Source: SNL Financial.
MTB 3Q 2016:
2.43%
MTB 3Q 2016:
3.05%
MTB 3Q 2016:
0.19%
PPNR to RWA %
Net Interest margin %
Net Operating Efficiency Ratio%
NCOs  to Average Loans %
MTB 3Q 2016:
55.92%
MTB
Peer Maximum
Peer Median
Peer Minimum
MTB
Peer Maximum
Peer Median
Peer Minimum
MTB
Peer Maximum
Peer Median
Peer Minimum
MTB
Peer Maximum
Peer Median
Peer Minimum

Capacity for Increased Return of Capital
Tier 1 Common Ratio
CET1 Ratio
CCAR Non-Objection:
2015 capital growth for M&T supported by Hudson City acquisition
Increased capital return post-Hudson City
N/A
2013 Q4
2014 Q4
2015 Q4
2016 Q3
Peer 1
11.22%
Peer 7
11.92%
Peer 7
12.22%
Peer 7
12.00%
Peer 2
11.21%
Peer 2
11.65%
MTB
11.08%
Peer 2
11.10%
Peer 3
10.90%
Peer 1
11.17%
Peer 4
11.07%
Peer 4
10.93%
Peer 4
10.82%
Peer 4
11.04%
Peer 1
10.94%
MTB
10.78%
Peer 5
10.64%
Peer 6
10.89%
Peer 2
10.93%
Peer 5
10.68%
Peer 6
10.47%
Peer 8
10.61%
Peer 6
10.64%
Peer 6
10.62%
Peer 7
10.18%
Peer 5
10.50%
Peer 5
10.54%
Peer 10
10.16%
Peer 8
9.87%
Peer 3
10.23%
Peer 8
10.25%
Peer 8
10.06%
Peer 9
9.82%
MTB
9.83%
Peer 9
9.96%
Peer 9
9.77%
Peer 10
9.45%
Peer 11
9.72%
Peer 10
9.82%
Peer 1
9.55%
Peer 11
9.38%
Peer 10
9.65%
Peer 3
9.79%
Peer 11
9.48%
MTB
9.22%
Peer 9
9.60%
Peer 11
9.55%
Peer 3
9.09%
Notes: (1) September 30, 2016 ratios reflect preliminary results based on earnings disclosures and 10-Q filings.
Source: SNL Financial.
1

11 Opportunities

Today’s Agenda
Seize local market opportunities as they present themselves
Build M&T presence in key geographies –
e.g., New Jersey
Grow capital-efficient, fee-based businesses to complement lending-focused businesses

50%
19%
Upstate NY
Rest of Footprint
New Customer Growth
Focused front line sales efforts
across middle market, small
business, and retail
Media support from brand, TV,
print, and direct mail
Customer incentives –
focused on
active accounts
New Customer Growth: 3Q 2016 vs. 3Q 2015
Note: Represents change in number of new customers opening checking accounts during quarter.

60%
36%
19%
Consumer Growth
(# Checking Accounts)
Business Bank Loans ($)
Commercial Bank Loans ($)
Building New Jersey Presence
Strong growth rates –
from a low
base
Balance sheet repositioning
continues and will persist through
2017 into 2018
Loan portfolio transitioning
from residential mortgage to
commercial
Deposit mix shift
New Jersey Growth: 3Q 2016 vs. 2Q 2016
Note:
Represents
change
in
number
of
new
customers
opening
checking
accounts
during
quarter
(growth
rate
not
annualized)
and
quarter-end
loan
balances
(loan
growth
rates
are
annualized).

Average Earning Asset Trends
2Q 2016
3Q 2016
Q/Q Change
($ in billions)
Balance
Balance
% (Anlzd)
Residential
Mortgages
$24.9
$24.1
(13%)
Other Loans
$63.3
$64.7
+9%
Total Loans
$88.2
$88.7
+3%
Investment Securities
$14.9
$14.4
(15%)
Other Earning Assets
$8.8
$9.8
+44%
Total Earning Assets
$111.9
$112.9
+4%
Other earning assets primarily comprised of cash on deposit at the Fed;
Variability affects earning assets and NIM, with limited NII impact
Note:
1 –
Values may not foot due to rounding.

($ in billions)
Trust-Related
Supports
trust fee income
Trust demand deposits-received in a fiduciary or administrative capacity in connection with capital markets transactions -
short duration and high turnover
prohibit long term investment
Mortgage Escrow
Supports
servicing fee income
Mortgage servicing escrow deposits -
monthly cash payments received from
mortgagors; aggregated and remitted to bondholders in a lump sum -
short duration
and high turnover prohibit long term investment
LCR Requirements
/
Excess Liquidity
Other
cash and securities held for liquidity/LCR purposes
Core deposits deemed to have a high likelihood of outflow during a liquidity crisis
(as defined by the LCR rule) held as ultra-short duration asset
Liquidity held at Fed pending reinvestment into longer duration HQLA
Total Other Earning
Assets
Q3
2016 Average:
$9.8 billion
LTM Range:
$6.2 –
$9.8 billion
Fee Businesses and Liquidity Requirements Drive Cash Balances

Illustrative
Example
–
Change
in
Other
Earning
Assets
Increase of $1 billion in non-interest bearing trust-related deposits
Funds held at the Federal Reserve earning 50 basis points
Deposits support trust and servicing fee income
Capital efficient with low regulatory capital requirements
Illustrative Example
($ in millions)
Average Earning
Assets
Net Interest
Income
Net Interest
Margin
3Q16
Actuals
$112,864
$865.1
3.05%
Increased Trust
Deposits
$1,000
$1.3
(0.02%)
Net of Increase
$113,864
$866.4
3.03%
%  Change
+0.9%
+0.1%
Variability
in
trust
and
escrow
deposits
affects
net
interest
margin,
with
limited
impact
to
net interest income

18 Long-term Shareholder Outperformance

15% Net Operating EPS CAGR
13% Dividend CAGR
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
3Q16 YTD

M&T Bank Corporation

19 2.80 2.10 7.74 6.07 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Dividends GAAP EPS Impact of Amortization and Merger-related expenses Earnings & Dividend Growth: 1983-2015

Stock
Closing Price at
Return
9/30/2016
3/31/1983
CAGR
Rank
Company Name
Ticker
($)
($)
(%)
1
M&T Bank Corporation
MTB
116.10
1.34
14.3
2
State Street Corporation
STT
69.63
1.06
13.3
3
U.S. Bancorp
USB
42.89
0.92
12.2
4
Northern Trust Corporation
NTRS
67.99
1.51
12.0
6
Wells Fargo & Company
WFC
44.28
1.18
11.4
23
—
—
3.7
Median
—
—
8.7
MTB Price @ Median Growth Rate
21.95
1.34
8.7
Of the largest 100 banks operating in 1983, only 23 remain today.
Among the remaining, M&T ranks 1
st
in stock price growth
M&T Bank Corporation…a solid investment
(1)
1983
Stock
Prices
Source:
Compustat
and/or
Bigcharts.com
1

18.2% Annual rate of return since 1980
1
In the top 30 of the entire universe
2
of U.S. based stocks traded publicly since 1980
M&T Bank Corporation…a solid investment
(1)
CAGR calculated assuming reinvestment of dividends through September 30, 2016
(2)
Includes 587 U.S. based publically traded stocks
$2,127 invested in M&T in 1980 would be worth $1 million as of today
Rank
Company Name
Industry
Annual Return
1
Eaton Vance Corp.
Financials
23.1
2
L Brands, Inc.
Consumer Discretionary
22.4
3
TJX Companies, Inc.
Consumer Discretionary
22.1
4
Stryker Corporation
Health Care
21.9
5
Hasbro, Inc.
Consumer Discretionary
21.8
6
Valspar Corporation
Materials
20.8
7
Progressive Corporation
Financials
20.3
8
Mylan N.V.
Health Care
20.2
9
Wal-Mart Stores, Inc.
Consumer Staples
19.9
10
Gap, Inc.
Consumer Discretionary
19.9
11
Equifax Inc.
Industrials
19.8
12
Danaher Corporation
Health Care
19.8
13
Sherwin-Williams Company
Materials
19.5
14
State Street Corporation
Financials
19.5
15
Berkshire Hathaway Inc. Class A
Financials
19.4
16
Astronics Corporation
Industrials
19.3
17
Constellation Brands, Inc. Class B
Consumer Staples
19.1
18
Aflac Incorporated
Financials
18.8
19
Walgreens Boots Alliance Inc
Consumer Staples
18.8
20
Lowe's Companies, Inc.
Consumer Discretionary
18.5
21
RLI Corp.
Financials
18.5
22
Church & Dwight Co., Inc.
Consumer Staples
18.4
23
V.F. Corporation
Consumer Discretionary
18.3
24
Robert Half International Inc.
Industrials
18.3
25
M&T Bank Corporation
Financials
18.2
26
Graco Inc.
Industrials
18.2
27
Flowers Foods, Inc.
Consumer Staples
17.9
28
Tyson Foods, Inc. Class A
Consumer Staples
17.8
29
Sysco Corporation
Consumer Staples
17.7
30
HollyFrontier Corporation
Energy
17.5

22 Appendix and GAAP Reconciliations

Reconciliation of GAAP and Non-GAAP Measures
(1)
Years prior to 2011 not restated for change of accounting policy for LIHTC
Net Income
2010
2011
2012
2013
2014
2015
2Q16
3Q16
$ in millions
Net income
$736.2
$859.5
$1,029.5
$1,138.5
$1,066.2
$1,079.7
$336.0
$350.0
Intangible amortization*
35.3

37.6

37.0

28.6

20.7

16.2

6.9

5.9

Merger-related items*
(16.3)

(12.8)

6.0

7.5

-

60.8

7.6

-

Net operating income
$755.2
$884.3
$1,072.5
$1,174.6
$1,086.9
$1,156.6
$350.6
$355.9
PPNR
(1)
Net Income for EPS
$675.9
$781.8
$953.4
$1,062.5
$978.6
$987.7
$313.0
$327.0
Preferred Div., Amort. of Pref. Stock &
Unvested Stock Awards
$60.3
$77.7
$76.1
$75.9
$87.7
$92.0
$23.1
$23.0
Income Taxes
$356.6
$401.3
$562.5
$627.1
$576.0
$595.0
$194.1
$200.3
GAAP Pre-tax Income
$1,092.8
$1,260.8
$1,592.0
$1,765.6
$1,642.2
$1,674.7
$530.2
$550.3
Provision for credit losses
368.0
270.0
204.0

185.0
124.0
170.0
32.0
47.0
Pre-Tax, Pre-Provision Net Revenue
$1,460.8
$1,530.8
$1,796.0
$1,950.6
$1,766.2
$1,844.7
$562.2
$597.3
Earnings Per Share
Diluted earnings per share
$5.69
$6.35
$7.54
$8.20
$7.42
$7.18
$1.98
$2.10
Intangible amortization*
0.29

0.30

0.29

0.22

0.15

0.12

0.04

0.03

Merger-related items*
(0.14)

(0.10)

0.05

0.06

-

0.44

0.05

-

Diluted net operating
earnings per share
$5.84
$6.55
$7.88
$8.48
$7.57
$7.74
$2.07
$2.13
Efficiency Ratio
(1)
$ in millions
Non-interest expenses
$1,914.8
$2,441.9
$2,469.8
$2,587.9
$2,689.5
$2,822.9
$749.9
$752.4
less: intangible amortization
58.1

61.6

60.6

46.9

33.8

26.4

11.4

9.8

less: merger-related expenses
0.8

83.7

9.9

12.4

-

76.0

12.6

-

Non-interest operating expenses
$1,856.0
$2,296.6
$2,399.2
$2,528.6
$2,655.7
$2,720.5
$725.9
$742.6
Tax equivalent revenues
$3,399.6
$3,998.6
$4,292.2
$4,563.4
$4,479.4
$4,692.1
$1,318.6
$1,356.4
less: gain/(loss) on sale of securities
2.8

150.2

0.0

56.5

-

(0.1)

0.3

28.5

less: net OTTI losses recognized
(86.3)

(77.0)

(47.8)

(9.8)

-

-

-

-

less: merger-related gains
27.5

64.9

-

-

-

-

-

-

Denominator for efficiency ratio
$3,455.6
$3,860.5
$4,340.0
$4,516.7
$4,479.4
$4,692.2
$1,318.3
$1,327.9
Net operating efficiency ratio
53.7%
59.5%
55.3%
56.0%
59.3%
58.0%
55.1%
55.9%
*Net of tax

Reconciliation of GAAP and Non-GAAP Measures
Average Assets
2010
2011
2012
2013
2014
2015
2Q16
3Q16
$ in millions
Average assets
68,380
$
73,977
$
79,983
$
83,662
$
92,143
$
101,780
$
123,706
$
124,725
$
Goodwill
(3,525)

(3,525)

(3,525)

(3,525)

(3,525)

(3,694)

(4,593)

(4,593)

Core deposit and other
  intangible assets
(153)

(168)

(144)

(90)

(50)

(45)

(122)

(112)

Deferred taxes
29

43

42

27

15

16

48

44

Average tangible assets
64,731
$
70,327
$
76,356
$
80,074
$
88,583
$
98,057
$
119,039
$
120,064
$
Average Common Equity
$ in millions
Average common equity
7,367
$
8,207
$
8,834
$
9,844
$
10,905
$
11,996
$
15,145
$
15,115
$
Goodwill
(3,525)

(3,525)

(3,525)

(3,525)

(3,525)

(3,694)

(4,593)

(4,593)

Core deposit and other
  intangible assets
(153)

(168)

(144)

(90)

(50)

(45)

(122)

(112)

Deferred taxes
29

43

42

27

15

16

48

44

Average tangible common equity
3,718
$
4,557
$
5,207
$
6,256
$
7,345
$
8,273
$
10,478
$
10,454
$

BB&T Corporation
M&T Bank Corporation
PNC Financial Services Group, Inc.
Comerica Incorporated
Regions Financial Corporation
Fifth Third Bancorp
Wells Fargo & Company
SunTrust Banks, Inc.
Huntington Bancshares Incorporated
Zions Bancorporation
KeyCorp
M&T Peer Group
U.S. Bancorp